Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated December 14, 2017
to Special Features of the Group Contract Prospectus dated May 1, 2017 for
Group Variable Universal Life Insurance Contracts
for
Mayo Paid Life
(A group Variable Universal Life Policy issued to Mayo Clinic)

Effective January 1, 2018, a 2.71% premium tax charge will be deducted from your premium payments. This change impacts the Transaction Fees Table and the Charge for Taxes Attributable to Premiums section.

1. Replace footnote 1 of the Transaction Fees Table on Page 2 with the following:
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2. Replace the Charge for Taxes Attributable to Premiums section with the following:
Charge for Taxes Attributable to Premiums
We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.
This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 10 years. This charge is intended to recover this increased tax.
We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

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